                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 18, 2005

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                    HONDA AUTO RECEIVABLES 2005-3 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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          DELAWARE                      333-104875               20-6545769
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

      AMERICAN HONDA RECEIVABLES CORP.
            20800 MADRONA AVENUE
                TORRANCE, CA                                   90503
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On July 18, 2005, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of June 1, 2005 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, Honda Auto Receivables 2005-3 Owner Trust, a Delaware statutory trust, as Issuer, Chase Bank USA, National Association, as Owner Trustee (the
"Owner Trustee"), and The Bank of New York, as Indenture Trustee (the "Indenture
Trustee"), were distributed to holders ("Noteholders") of notes representing undivided fractional interests in Honda Auto Receivables 2005-3 Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the
Agreement, was furnished to the Indenture Trustee for the benefit of the
Noteholders and, as such, was distributed by the Indenture Trustee to the
Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 9.01 (C). EXHIBIT 20

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HONDA AUTO RECEIVABLES 2005-3 OWNER TRUST
                               BY:
                               AMERICAN HONDA FINANCE CORPORATION, AS SERVICER

                               By: /s/ John I. Weisickle
                                   --------------------------------------------
                                   John I. Weisickle
Date: July 18, 2005                Vice President, Assistant Secretary

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